                                                                   EXHIBIT 10.45

                        TRADEMARK ASSIGNMENT OF SECURITY
                        --------------------------------



          WHEREAS, STYROCHEM INTERNATIONAL, INC., a corporation partnership originated under the laws of the State of Texas ("Styrochem"), located at 3607 North Sylvania Avenue, Fort Worth, Texas, 76111, owns the trademarks and trademark applications shown in the attached Schedule A (the "Marks"), for which
                                             ----------
there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached Schedule A; and
                                               ----------

          WHEREAS, pursuant to (i) that certain Amended and Restated Revolving Credit and Security Agreement, dated as of the date hereof, by and among Styrochem, WinCup Holdings, Inc., WinCup Holdings, L.P., Radnor Holdings Corporation, and SP Acquisition Co., The Bank of New York Commercial Corporation ("BNYCC"), the various financial institutions named therein and which hereafter become a party thereto (collectively, "Lenders") and BNYCC as administrative and collateral agent for Lenders (BNYCC in such capacity, "Agent") and (ii) a certain Trademark Collateral Security Agreement, dated as of the date hereof, made by Styrochem in favor of Agent for the benefit of Lenders (as amended, supplemented, modified or restated from time to time, collectively, the "Agreements"), Borrowers are obligated to Agent and Lenders; and

          WHEREAS, pursuant to the Agreements, Styrochem is granting to Agent for the benefit of Lenders a security interest in the Marks, all proceeds thereof, all rights corresponding thereto, the goodwill of the business symbolized by the Marks, and the recordings and applications therefor.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Styrochem does hereby assign unto Agent for the benefit of Lenders and grant to Agent for the benefit of Lenders a security interest in and to the Marks, all proceeds thereof, all rights corresponding thereto, the recordings and applications therefor, together with the goodwill of the business to which each of the Marks relates, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

          Styrochem expressly acknowledges and affirms that the rights and remedies of Agent and Lenders with respect to the assignment and security interest granted hereby are more fully set forth in and are subject to the Agreements.

Dated:  New York, New York
        December 5, 1996


                                        STYROCHEM INTERNATIONAL, INC.
Witness:

[SIGNATURE APPEARS HERE]
--------------------------              By:/s/ Michael T. Kennedy
                                           ------------------------------
                                           Michael T. Kennedy
                                           President



                                        THE BANK OF NEW YORK COMMERCIAL
                                        CORPORATION, as Agent

Witness:

[SIGNATURE APPEARS HERE]
--------------------------              By:[SIGNATURE APPEARS HERE]
                                           ------------------------------
                                           Name:
                                           Title:

STATE OF Pennsylvania  )
                       ) ss.:
COUNTY OF Philadelphia )


          On this 5th day of December, 1996, before me personally came Michael
T. Kennedy, to me known, who, being by me duly sworn, did depose and say that he is the President of StyroChem International, Inc., and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of each corporation.

                                           [SIGNATURE APPEARS HERE]
                                        ------------------------------
                                               NOTARY PUBLIC



STATE OF New York  )
                   ) ss.:
COUNTY OF New York )


          On this 5th day of December, 1996, before me personally came Ryan D. Peak, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of The Bank of New York Commercial Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by like order by order of the board of directors of said corporation.


                                           [SIGNATURE APPEARS HERE]
                                        -----------------------------
                                               Notary Public

                                  SCHEDULE A
                                  ----------


Schedule A to a Trademark Assignment of Security Agreement dated December 5, 1997, by and between STYROCHEM INTERNATIONAL, INC., and THE BANK OF NEW YORK COMMERCIAL CORPORATION, as Agent.

Reg. No. or                                     Reg. or
Application No.              Mark               Filing Date
-----------------  ------------------------     -----------

1,998,140          STYROCHEM INTERNATIONAL      7/23/96
                   (CL.17)

1,983,030          STYROCHEM INTERNATIONAL      7/25/96

74/567,764         STYROCHEM (CL.17)
(Serial Number)

74/567,762         STYROCHEM
(Serial Number)

and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of Styrochem of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Styrochem, and all such obligations of Styrochem shall be and remain enforceable against and only against Styrochem and shall not be enforceable against Agent or any Lender.

               (d)  Limitation of Liens on Collateral.  Styrochem will not
                    ---------------------------------
create, or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove any lien, security interest, encumbrance, claim or right, in or to the Collateral, and will defend the right, title and interest of Agent in and to any of Styrochem's rights under the Licenses and to the Proceeds thereof against the claims and demands of all persons whomever.

               (e)  Limitations on Modifications of Licenses.  Styrochem will
                    ----------------------------------------
not (i) amend, modify, terminate or waive any provision of any License in any manner which might materially adversely affect the value of such License or the Trademarks as Collateral, without the written consent of Agent, (ii) fail to exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination), without the prior written consent of Agent, or (iii) fail to deliver to Agent a copy of each material demand, notice or document sent or received by it relating in any way to any License or Trademark.

               (f)  Notices.  Styrochem will advise Agent promptly, in
                    -------
reasonable detail (i) of any lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral and
(iii) of the occurrence of any other event which would have a material adverse effect on the value of any of the Collateral or on the security interests created hereunder.

               (g)  Limitation on Further Uses of Trademarks.  Styrochem will
                    ----------------------------------------
not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, without prior written consent of Agent.

          7.   Agent's Appointment as Attorney-in-Fact.
               ---------------------------------------

               (a) Styrochem hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Styrochem and in the name of Styrochem or in its own name, from time to time in Agent's discretion, for the purposes of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right, on behalf of Styrochem, to do the following:

                    (i) Upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Styrochem or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any License whenever payable;

                    (ii) To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) Upon the occurrence and during the continuance of an Event of Default (A) to direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Agent or as Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Styrochem with respect to any Collateral;
(E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though gent were the absolute owner thereof for all purposes, and to do, at Agent's option all acts and things which Agent deems necessary to protect, preserve or realize upon the Collateral and Agent's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Styrochem might do.

          This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Styrochem further agrees to execute any additional documents which Agent may require in order to confirm this power of attorney, or which Agent may deem necessary to enforce any of its rights contained in this Security Agreement.

               (b) The powers conferred on Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Styrochem for any act or failure to act, except for its own gross (not mere) negligence or willful misconduct.

               (c) Styrochem also authorizes Agent to execute, in connection with the sale provided for in paragraph 10(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          8.   Execution of Power of Attorney.  Concurrently with the execution
               ------------------------------
and delivery hereof, Styrochem is executing and delivering to Agent, in the form of Schedule II hereto, ten (10) originals of a Power of Attorney for the
   -----------
implementation of the assignment, sale or other disposal of the Trademarks pursuant to paragraph 7 hereof.

          9.   Performance by Agent of Styrochem's Obligations.  If Styrochem
               -----------------------------------------------
fails to perform or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Agent incurred in connection with such performance or compliance shall be payable by Styrochem to Agent on demand and shall constitute Obligations secured hereby.

          10.  Remedies, Rights Upon Event of Default.
               --------------------------------------

               (a)  If an Event of Default shall occur and be continuing:

                    (i) All payments received by Styrochem under or in connection with any of the Collateral shall be held by Styrochem in trust for Lenders, shall be segregated from other funds of Styrochem and shall forthwith upon receipt by Styrochem, be turned over to Agent, in the same form as received by Styrochem (duly indorsed by Styrochem to Agent, if required); and

                    (ii) Any and all such payments so received by Agent (whether from Styrochem or otherwise) may, in the sole dis cretion of Agent, be held by Agent as collateral security for, and/or then or at any time thereafter applied in whole or in part by Agent against all or any part of the Obligations in such order as Agent shall elect. Any balance of such payments held by Agent and remaining after payment in full of all the Obligations shall be paid over to Styrochem or to whomsoever may be lawfully entitled to receive the same.

               (b) If any Event of Default shall occur and be continuing, Agent and Lenders may exercise in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Styrochem shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lenders are entitled. Styrochem shall also be liable for the reasonable fees of any attorneys employed by Agent and Lenders to collect any such deficiency and also as to any reasonable attorney's fees incurred by Agent and Lenders with respect to the collection of any of the Obligations and the enforcement of any of Agent's and Lenders' respective rights hereunder.

          11.  Termination.  At such time as Styrochem shall completely pay in
               -----------
full all of the Obligations and the Loan Agreement is terminated, this Security Agreement shall terminate and Agent shall execute and deliver to Styrochem all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in Styrochem full title to the Trademarks, subject to any disposition thereof which may have been made by Agent pursuant hereto.

          12.  Notices.  Any notice to be given to Agent or Styrochem under this
               -------
Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          13.  No Waiver.  No course of dealing between Styrochem, Agent or any
               ---------
Lender, nor any failure to exercise, nor any delay in exercising, on the part of Agent or any Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          14.  Cumulative Remedies.  All of Agent's and Lenders' rights and
               -------------------
remedies with respect to the Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

          15.  Severability.  The provisions of this Security Agreement are
               ------------
severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          16.  No Modification Except in Writing.  This Security Agreement is
               ---------------------------------
subject to modification only by a writing signed by the parties, except as provided in paragraphs 5 and 7.

          17.  Successors and Assigns.  The benefits and burdens of this
               ----------------------
Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          18.  Governing Law.  The validity and interpretation of this Security
               -------------
Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                             STYROCHEM INTERNATIONAL, INC.

WITNESS:


_______________________                      By:__________________________
                                                Name:
                                                Title:



                                             THE BANK OF NEW YORK COMMERCIAL
                                             CORPORATION, as Agent

WITNESS:


__________________________                   By:__________________________
                                                Name:
                                                Title:

STATE OF __________ )
                    ) ss.:
COUNTY OF _________ )


     On this _____ day of December, 1996, before me personally came Michael T. Kennedy, to me known, who, being by me duly sworn, did depose and say that he is the President of StyroChem International, Inc., and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of each corporation.

                                        ______________________________
                                                 NOTARY PUBLIC


STATE OF __________ )
                    ) ss.:
COUNTY OF _________ )


          Before me, the undersigned, on this ____day of December, 1996, personally appeared _____________________, to me known personally, and who being by me duly sworn, deposes and says that he is the ____________________ of The Bank of New York Commercial Corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

                                        ______________________________
                                                 NOTARY PUBLIC

                                  SCHEDULE A


Schedule A to a Trademark Collateral Security Agreement dated as of December ___, 1996, by and between StyroChem International, Inc. and THE BANK OF NEW YORK COMMERCIAL CORPORATION, as Agent.

Reg. No. or                                        Reg. or
Application No.              Mark                  Filing Date
---------------              ----                  -----------
1,998,140           STYROCHEM INTERNATIONAL        7/23/96
                    (CL.17)

1,983,030           STYROCHEM INTERNATIONAL        7/25/96

74/567,764          STYROCHEM (CL.17)
(Serial Number)

74/567,762          STYROCHEM
(Serial Number)

                                   SCHEDULE I
                                   ----------

                                    LICENSES
                                    --------

                                  SCHEDULE II
                                  -----------

                           SPECIAL POWER OF ATTORNEY
                           -------------------------

STATE OF __________ )
                    ) ss.:
COUNTY OF _________ )


          KNOW ALL MEN BY THESE PRESENTS, that STYROCHEM INTERNATIONAL INC, a corporation organized under the laws of the State of Texas, with its principal office at 3607 North Sylvania Avenue, Fort Worth, TX 76111, (hereafter called "Styrochem"), pursuant to a Trademark Collateral Security Agreement, dated as of the date hereof, (the "Security Agreement"), hereby appoints and constitutes THE BANK OF NEW YORK COMMERCIAL CORPORATION, a New York corporation, with offices at 1290 Avenue of the Americas, New York, New York 10104, in its capacity as administrative and collateral agent ("Agent") for itself and the various other financial institutions named in and which hereafter become a party to that certain Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof among Styrochem, The Bank of New York Commercial Corporation ("BNYCC"), the various financial institutions named therein and which hereafter become a party thereto (collectively, "Lenders") and Agent, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Styrochem:

          1. Assigning, selling or otherwise disposing of all right, title and interest of Styrochem in and to the Trademarks listed on Schedule
                                                                        --------
               A of the Security Agreement, and including those trademarks which
               -
               are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Agent may in its sole discretion determine.

          This power of attorney is made pursuant to the Security Agreement between Styrochem and Agent and may not be revoked until the payment in full of all Obligations as defined in the Security Agreement.

                                    STYROCHEM INTERNATIONAL, INC.



                                    By:___________________________
                                       Michael T. Kennedy
                                       President

STATE OF __________ )
                    ) ss.
COUNTY OF _________ )


          On this _____ day of December, 1996, before me personally came Michael
T. Kennedy, to me known, who, being by me duly sworn, did depose and say that he is the President of StyroChem International, Inc., and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of each corporation.

                                    ________________________________
                                            NOTARY PUBLIC

                                  SCHEDULE III
                                  ------------

                                   TRADEMARKS
                                   ----------



1. "STYROCHEM INTERNATIONAL", (CL. 17), Federal Trademark Registration No. 1,998,140, entered on the Principal Register on July 23, 1996.

2.        "STYROCHEM INTERNATIONAL", Federal Trademark Registration No.
          1,983,030, entered on the Principal Register on June 25, 1996.

3.        "STYROCHEM", (CL. 17), U.S. Trademark Application Serial No.
          74/567,764; second request for extension of time to file statement of use was dated August 26, 1996.

4. "STYROCHEM", U.S. Trademark Application Serial No. 74/567,762; second request for extension of time to file statement of use dated August 26, 1996.